[Mutual Funds, Inc.]

Sub-Item 77C: Submission of matters to a vote of security holders.

The following proposals were addressed during the period. *Indicates that the proposal was addressed at a special meeting of shareholders held on September 7, 2005. **Indicates that the proposal was addressed at a subsequent adjourned special meeting held on October 14, 2005.

1. Proposal to elect the following individuals as directors: Lynn S. Birdsong, Robert M. Gavin, Jr., Duane E. Hill, Sandra S. Jaffee,
William P. Johnston, Phillip O. Peterson, Thomas M. Marra, Lowndes A. Smith and David M. Znamierowski:

               	   The Hartford Mutual Funds, Inc.*
Nominee
				For 			Withhold

Lynn S. Birdsong		885,147,558.363	16,631,667.016

Robert M. Gavin, Jr.	885,025,842.356	16,753,383.023

Duane E. Hill		885,173,869.801	16,605,355.578

Sandra S. Jaffee		885,156,031.003	16,623,194.376

William P. Johnston	885,151,088.725	16,628,136.654

Phillip O. Peterson	885,231,288.152	16,547,937.227

Thomas M. Marra 		885,002,284.722	16,776,940.657

Lowndes A. Smith		885,179,633.957	16,599,591.422

David M. Znamierowski
885,124,823.279
	16,654,402.100



2. Proposal to Permit the Fund Investment Adviser to Select and Contract with Sub-Advisers without Obtaining Shareholder
Approval:

Fund
	For		Against		Abstain	Broker Non-Vote
Advisers*

52,426,592.013
4,050,370.377
2,142,396.620
18,660,033.000
Capital Appreciation**
93,719,782.277
8,435,741.616
3,677,302.316
29,142,699.000
Disciplined Equity*
14,147,972.338
1,187,332.475
541,290.777
4,030,881.000
Dividend and Growth*
53,435,190.180
3,850,350.809
1,957,001.075
17,310,066.000
Equity Income*
13,523,112.103
1,057,558.315
489,164.517
4,309,026.000
Focus*
3,604,535.499
264,557.034
126,112.878
1,183,118.000
Global Communications*
1,294,335.553
39,031.249
24,449.839
677,643.000
Global Financial Services*
999,054.041
54,685.652
21,856.954
495,618.000
Global Health*
15,222,766.414
836,550.850
207,390.794
4,142,486.000
Global Leaders*
16,920,310.584
1,078,454.613
472,614.259
6,381,605.000
Global Technology**
4,239,858.816
305,554.102
127,855.562
1,578,310.000
High Yield*
20,101,000.196
1,508,250.417
902,410.033
5,029,010.000
Income*
2,830,386.776
160,921.515
72,245.107
400,463.000
Inflation Plus**
35,441,610.801
4,158,815.859
1,443,698.968
9,679,886.000
International Capital Appreciation*
7,376,108.427
787,645.299
445,088.318
2,150,871.000
International Opportunities**
4,277,088.592
268,989.236
135,924.682
1,527,629.000
International Small Company*
3,776,316.272
246,840.292
140,617.535
267,745.000
MidCap**
42,918,923.661
3,245,911.232
1,456,656.827
13,476,938.000
MidCap Value*
13,400,349.652
1,027,014.789
590,370.353
4,562,101.000
Money Market*
102,607,087.763
7,036,282.469
4,010,479.863
25,584,459.000
Short Duration*
8,624,376.196
613,586.826
246,929.766
3,686,626.000
Small Company*
6,669,122.101
664,683.457
218,553.612
1,889,657.000
Stock**
31,051,542.587
2,003,196.608
1,052,756.434
11,353,765.000
Tax-Free California*
1,024,638.442
25,163.146
10,299.000
415,614.000
Tax-Free New York*
1,191,841.545
6,212.111
7,144.000
187,868.000
Total Return Bond*
26,611,132.257
1,599,667.355
804,091.472
8,141,712.000
Value*
6,620,490.586
836,656.365
225,240.686
1,189,873.000



3.A(i).   Proposal to Revise the Fundamental Policy Regarding the
Issuing of Senior Securities:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
96,018,909.950
5,369,060.439
4,444,855.820
29,142,699.000
Disciplined Equity*
14,515,359.825
689,089.959
672,145.806
4,030,881.000
Global Health*
15,641,482.131
364,914.446
260,311.481
4,142,486.000
Global Technology**
4,312,895.549
206,333.226
154,039.705
1,578,310.000
Stock**
31,593,719.168
1,281,498.390
1,232,278.071
11,353,765.000



3.A(ii). Proposal to Revise the Fundamental Policy Regarding the
Borrowing of Money:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
95,297,934.536
6,080,430.513
4,454,461.160
29,142,699.000
Disciplined Equity*
14,422,256.721
795,294.037
659,044.832
4,030,881.000
Global Health*
15,631,831.330
381,021.051
253,855.677
4,142,486.000
Global Technology**
4,305,886.947
226,824.932
140,556.601
1,578,310.000
Stock**
31,443,690.566
1,421,185.470
1,242,619.593
11,353,765.000


3.C  Proposal to Revise the Fundamental Policy Regarding
Underwriting Securities:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
96,372,986.616
5,017,982.467
4,441,857.126
29,142,699.000
Disciplined Equity*
14,526,889.348
652,453.373
697,252.869
4,030,881.000
Global Health*
15,657,978.822
357,538.108
251,191.128
4,142,486.000
Global Technology**
4,322,673.237
201,887.434
148,707.809
1,578,310.000
Stock**
31,653,813.622
1,200,669.432
1,253,012.575
11,353,765.000


3.D Proposal to Revise the Fundamental Policy Regarding Investments in Real Estate and Interests Therein:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
96,734,395.319
4,832,276.261
4,266,154.629
29,142,699.000
Disciplined Equity*
14,632,275.012
584,338.745
659,981.833
4,030,881.000
Global Health*
15,691,925.954
328,497.191
246,284.913
4,142,486.000
Global Technology**
4,334,099.687
193,419.043
145,749.750
1,578,310.000
Stock**
31,749,704.825
1,137,640.814
1,220,149.990
11,353,765.000


3.E Proposal to Revise the Fundamental Policy Regarding Purchases and Sales of Commodities and Commodities Contracts

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
95,862,961.589
5,625,621.478
4,344,243.142
29,142,699.000
Disciplined Equity*
14,517,405.883
703,756.052
655,433.655
4,030,881.000
Global Health*
15,637,968.729
374,113.293
254,626.036
4,142,486.000
Global Technology**
4,323,186.470
202,428.446
147,653.564
1,578,310.000
Stock**
31,568,238.364
1,288,945.994
1,250,311.271
11,353,765.000


3.F  Proposal to Revise the Fundamental Policy Regarding  the
Diversification of Investments:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
97,081,407.658
4,533,394.316
4,218,024.235
29,142,699.000
Disciplined Equity*
14,611,511.814
630,011.635
635,072.141
4,030,881.000
Stock**
31,811,237.454
1,093,339.873
1,202,918.302
11,353,765.000

3.G  Proposal to Revise the Investment Concentrations within a
Particular Industry:

Fund
For
Against
Abstain
Broker Non-Vote
Advisers*
53,876,955.327
2,326,116.237
2,416,287.446
18,660,033.000
Aggressive Growth*
2,760,599.650
48,674.501
100,925.596
1,143,587.000
Balanced Allocation*
12,543,593.435
266,597.291
371,500.383
4,425,437.000
Capital Appreciation**
96,736,848.114
4,812,635.521
4,283,342.574
29,142,699.000
Conservative Allocation*
4,030,137.895
51,474.576
135,329.805
1,248,922.000
Disciplined Equity*
14,547,223.748
695,361.554
634,010.288
4,030,881.000
Dividend and Growth*
54,943,122.641
2,200,978.425
2,098,440.998
17,310,066.000
Equity Income*
13,839,261.298
725,807.527
504,766.110
4,309,026.000
Focus*
3,714,005.047
144,700.954
136,499.410
1,183,118.000
Global Leaders*
17,271,970.310
670,301.584
529,107.562
6,381,605.000
Growth Allocation**
9,942,110.059
195,188.339
397,312.978
3,316,418.000
High Yield*
20,549,049.916
948,043.213
1,014,567.517
5,029,010.000
Income*
2,866,831.992
108,895.003
87,826.403
400,463.000
Income Allocation*
1,313,631.435
31,809.000
38,548.802
409,290.000
Inflation Plus
36,429,925.942
1,740,101.363
1,595,024.830
12,885,842.000
International Capital Appreciation*
7,766,909.137
374,772.827
467,160.080
2,150,871.000
International Opportunities*
3,982,854.084
156,862.663
133,036.290
1,626,700.000
International Small Company*
3,929,516.471
95,856.004
138,401.624
267,745.000
MidCap*
41,531,109.245
1,790,131.992
1,467,799.471
17,107,898.000
MidCap Value*
13,940,258.990
531,752.718
545,723.086
4,562,101.000
Money Market*
105,513,820.591
4,249,762.783
3,890,266.721
25,584,459.000
Short Duration*
8,819,491.860
379,088.283
286,312.645
3,686,626.000
Small Company*
6,896,359.259
418,159.620
237,840.291
1,889,657.000
Stock**
31,757,141.293
1,133,627.212
1,216,727.124
11,353,765.000
Tax-Free California*
1,035,277.588
10,895.000
13,928.000
415,614.000
Tax-Free New York*
1,181,543.557
3,483.129
20,170.970
187,868.000
Total Return Bond*
27,205,557.946
987,215.120
822,118.018
8,141,712.000
Value*
7,174,206.701
267,850.799
240,330.137
1,189,873.000


3.I  Proposal to Revise the Fundamental Policy Regarding  the
Making of Loans:

Fund
For
Against
Abstain
Broker Non-Vote
Capital Appreciation**
95,523,131.815
5,898,753.995
4,410,940.399
29,142,699.000
Disciplined Equity*
14,480,639.254
766,877.641
629,078.695
4,030,881.000
Global Health*
15,627,810.888
390,996.250
247,900.920
4,142,486.000
Global Technology**
4,301,786.987
221,505.412
149,976.081
1,578,310.000
Stock**
31,511,249.090
1,372,793.978
1,223,452.561
11,353,765.000


3.K  Proposal to Revise the Fundamental Policy Regarding
Investments within Certain Industries:

Fund
For
Against
Abstain
Broker Non-Vote
Global Health*
15,704,295.903
322,316.334
240,095.821
4,142,486.000
Global Technology**
4,332,523.573
183,153.666
157,591.241
1,578,310.000